                                                                     EXHIBIT 14B

                        [LOGO OF STATE STREET RESEARCH]


                                   PLANNING

                                      FOR

                                   TOMORROW

                                   TERMS AND
                                  CONDITIONS










                                      IRA

TERMS AND CONDITIONS

These Terms and Conditions are in the form promulgated by the Internal Revenue Service in Form 5305 for use in establishing an individual retirement trust account.

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ARTICLE I.

The Trustee may accept additional cash contributions on behalf of the Grantor for a tax year of the Grantor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c) (but only after December 31, 1992), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k). Rollover contributions before January 1, 1993, include rollovers described in section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k).

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ARTICLE II.

The Grantor's interest in the balance in the custodial account is nonforfeitable.

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ARTICLE III.

1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3) which provides an exception for certain gold and silver coins and coins issued under the laws of any state.

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ARTICLE IV.

1. Notwithstanding any provision of this agreement to the contrary, the distribution of the Grantor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)(9)-2, the provisions of which are incorporated by reference.

2. Unless otherwise elected by the time distributions are required to begin to the Grantor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Grantor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

3. The Grantor's entire interest in the custodial account must be or begin to be, distributed by the Grantor's required beginning date (April 1 following the calendar year end in which the Grantor reaches age 70 1/2). By that date, the Grantor may elect, in a manner acceptable to the Trustee, to have the balance in the custodial account distributed in:

   (a)   A single sum payment.

   (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Grantor.

   (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives or the Grantor and his or her designated beneficiary.

   (d) Equal or substantially equal annual payments over a specified period that may not be longer than the Grantor's life expectancy.

   (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Grantor and his or her designated beneficiary.

4. If the Grantor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

   (a) If the Grantor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.

   (b) If the Grantor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Grantor or, if the Grantor has not so elected, at the election of the beneficiary or beneficiaries either.

   (i) Be distributed by the December 31 of the year containing the fifth anniversary of the Grantor's death, or

   (ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Grantor's death. If, however, the beneficiary is the Grantor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Grantor would have turned age 70 1/2.

   (c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Grantor's required beginning date, even though payments may actually have been made before that date.

   (d) If the Grantor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

5. In the case of distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Grantor's entire interest in the custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Grantor (or the joint life and last survivor expectancy of the Grantor and the Grantor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Grantor and designated beneficiary as of their birthdays in the year the Grantor reaches age 70 1/2. In the case of distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

6. The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1 CB. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

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ARTICLE V.

1. The Grantor agrees to provide the Trustee with information necessary for the Trustee to prepare any reports required under section 408(i) and Regulations sections 1.408-5 and 1.408-6.

2. The Trustee agrees to submit reports to the Internal Revenue Service and the Grantor prescribed by the Internal Revenue Service.

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ARTICLE VI.

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and related regulations will be invalid.

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ARTICLE VII.

This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.

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ARTICLE VIII.

1. The amount of each contribution credited to the Grantor's individual retirement trust account shall (except to the extent applied to pay fees or other charges under Section 7 below) be applied to purchase full and fractional shares of beneficial interest of one or more classes in one or more mutual funds (hereinafter collectively the "Funds" or individually a "Fund"), as designated from time to time by State Street Research Investment Services, Inc. ("SSRIS") as available for investment under this agreement (provided always that such shares may legally be offered for sale in the state of the Grantor's residence), in accordance with instructions of the Grantor given under Section 3 below. The Trustee (or any party appointed to act as agent for the Trustee under Section 16 of this Article VIII - the "Agent") may retain the Grantor's initial deposit for a period of up to ten days after receipt thereof without liability for interest, earnings or loss of appreciation, and may invest such initial deposit at the end of such period if the Grantor has not revoked his account. The Grantor may revoke the account by written notice to the Trustee or its Agent received by the Trustee or its Agent within seven calendar days after the Grantor establishes the account. Upon revocation, the amount of the Grantor's initial deposit will be returned to him.

2. All dividends and capital gain distributions received on the shares of a particular class of any Fund held in the Grantor's account shall be retained in the account and (unless received in additional shares of such class) shall be reinvested in full and fractional shares of such class of such Fund.

3. For each contribution, the Grantor shall designate the portion that will be invested in each Fund. A contribution may be invested entirely in one Fund, or may be invested in two or more Funds. However, investment designations will be subject to any minimum initial or additional investment rules applicable to a Fund. In addition, the Grantor shall designate which class of shares of each such Fund the Grantor's contribution shall be invested in.

   The Grantor shall make such designation on the State Street Research Individual Retirement Account Application and Agreement Form or other written notice acceptable to the Trustee.

4. Subject to the minimum initial or additional investment, minimum balance and other exchange rules applicable to a Fund, the Grantor may at any time direct the Trustee to exchange all or a specified portion of the shares of a Fund in the Grantor's account for shares and fractional shares of one or more other Funds.

   The Grantor shall give such directions by written or telephone notice acceptable to the Trustee, and the Trustee will process such directions as soon as practicable after receipt thereof.

   If any investment designation or instructions under this Section 4 or Section 3 above are, in the opinion of the Trustee (or SSRIS or the Agent), ambiguous or incomplete, the Trustee may refrain from carrying out such designation or other investment instructions until the designation or other investment instructions have been clarified or completed to the Trustee's satisfaction, and neither the Trustee, SSRIS, the Agent nor any Fund (nor any of their affiliates) will have any liability for loss of interest, earnings or investment gains or appreciation during such period.

5. The Grantor, by written notice to the Trustee, may designate one or more beneficiaries to receive the balance (if any) remaining in the Grantor's account after his death and the time and manner of payment of such balance (subject to the applicable requirements of the preceding Articles of these Terms and Conditions). A designation may be on a form provided by the Trustee or on a written instrument acceptable to the Trustee executed by the Grantor and filed with the Trustee. The Grantor may revoke or change such designation in like manner, at any time and from time to time. If no such designation is in effect upon the Grantor's death, the balance in the account shall be paid in a single sum, as soon as is practicable, to the Grantor's estate.

   Subject to the applicable requirements of the preceding Articles of these Terms and Conditions, the Grantor may designate a form of payment to the beneficiary by filing a signed instrument with the Trustee. In the absence of such written instructions from the Grantor, the Trustee will pay the beneficiary in such form as the beneficiary selects.

6. The Trustee shall forward to the Grantor any notices, prospectuses, reports to shareholders, financial statements, proxies and proxy soliciting materials, relating to the Fund shares in the Grantor's account. The Trustee shall vote any such shares held in the account in accordance with the timely written instructions of the Grantor, if received. If no timely written instructions are received from the Grantor, the Trustee may vote such shares in such manner as it deems appropriate (including "present" or in accordance with the recommendation of SSRIS).

7. The Trustee's fee for performing its duties hereunder shall be such reasonable amounts as shall be agreed to from time to time by the Trustee and SSRIS. Such fee, any taxes of any kind and any liabilities with respect to the account, and any and all expenses reasonably incurred by the Trustee shall, if not paid by the Grantor, be paid from the Grantor's account.

8. The Trustee shall make distributions from the account at such times and in such manner as the Grantor directs in writing, subject (except where otherwise specifically provided in this Article VIII) to the applicable requirements of the preceding Articles of these Terms and Conditions.

   The recalculation of life expectancy of the Grantor and/or the Grantor's spouse in connection with distributions from the account before the Grantor's death will be made only at the written election of the Grantor. The recalculation of life expectancy of the surviving spouse in connection with distributions from the account after the Grantor's death will be made only at the written election of the surviving spouse. By establishing the account, the Grantor (for himself and his surviving spouse, if any) determines not to recalculate life expectancies unless the Grantor for (or surviving spouse) specifically elects the recalculation of life expectancies approach in accordance with the following sentence. Any such election may be made in such form as the Grantor for the surviving spouse) provides for (including instructions to such effect to the Trustee, or the calculation of minimum distribution amounts in accordance with a method that provides for recalculation of life expectancy and instructions to the Trustee to make distributions in accordance with such method).

9. It shall be the sole responsibility of the Grantor to determine the time and amount of contributions to the account and the time, amount and manner of payment of distributions from the account (and to instruct the Trustee or the Agent accordingly), and the federal and state income tax treatment of any contributions to or distributions from the account. SSRIS, the Agent, the Trustee and the Funds shall be fully protected in following the direction of the Grantor with respect to the time, amount and manner of payment of such distributions, or in not acting in the absence of such direction. If the Grantor (or beneficiary) does not direct the Trustee to make distributions from the account by the time that such distributions are required to commence in accordance with the preceding Articles of these Terms and Conditions, the Trustee (and SSRIS and the Agent) will assume that the Grantor (or beneficiary) is meeting the minimum distribution requirements from another individual retirement arrangement maintained by the Grantor (or beneficiary) and will be fully protected in so doing. SSRIS, the Agent, the Trustee and the Funds shall not be liable for any taxes, penalties, liabilities or other costs to the Grantor or any other person resulting from contributions to or distributions from the Grantor's account.

10. SSRIS, the Agent, the Trustee and the Funds shall not be responsible for any loss or diminution in the value of the Grantor's account arising out of the Grantor's establishment of a State Street Research Individual Retirement Account or arising out of any investment instructions of the Grantor, whether relating to the portion of contributions invested in one or more of the Funds, the selection of a particular class of shares of a particular Fund, or the exchange of shares of one Fund for shares of one or more other Funds.

11. Whenever the Grantor (or beneficiary) is responsible for any direction, notice, representation or instruction under these Terms and Conditions, SSRIS, the Agent, the Trustee and the Funds shall be entitled to assume the truth of any statement made by the Grantor (or beneficiary), and shall be under no duty of further inquiry with respect thereto, and shall have no liability with respect to any action taken in reliance upon such statement.

12. These Terms and Conditions shall terminate upon the complete distribution of the account to the Grantor or his beneficiaries or to a successor individual retirement account, annuity or bond, to a qualified plan, or to an annuity or custodial account under Section 403(b) of the Internal Revenue Code. The Trustee shall have the right to terminate this account upon 60 days notice to the Grantor, or to his beneficiaries if he is then dead. In such event, upon expiration of such 60 day period, the Trustee shall transfer the amount in the account into such successor individual retirement accounts, annuities or bonds, qualified plan, or annuity or custodial account as the Grantor (or his beneficiaries) shall designate, or, in the absence of such designation, to the Grantor, or, if he is then dead, to the beneficiaries as their interests shall appear.

13. The Trustee may resign at any time upon 60 days notice in writing to SSRIS and may be removed by SSRIS at any time upon 60 days notice in writing to the Trustee. Upon such resignation or removal, SSRIS shall appoint a successor trustee which satisfies the requirements of Section 408 of the Internal Revenue Code.

14. Upon receipt by the Trustee of written notice of appointment of a successor trustee or custodian and of written acceptance of such appointment by the successor, the Trustee shall transfer to such successor the assets of the account and copies of all records pertaining thereto. The Trustee may reserve such sum of money as it deems advisable for payment of its fees, taxes, costs, expenses or liabilities with respect to the account, with the balance (if any) of such reserve remaining after the payment of such items to be paid over to the successor. The successor shall hold the assets paid over to it under terms that satisfy the requirements of Section 408 of the Internal Revenue Code.

15. If, within 60 days after the Trustee's resignation or removal, SSRIS has not appointed a successor trustee which has accepted such appointment, the Trustee shall appoint such a successor unless it elects to terminate the Agreement under
Section 12 of this Article VIII.

16. The Trustee may employ or designate one or more parties to serve as agents or contractors to perform any or all of its duties hereunder.

17. Any notice sent to the Grantor, or to his beneficiaries if he is then dead, shall be effective if sent by first class mail to him or them at his or their last addresses of record as provided to the Trustee.

18. Any distributions from the account may be mailed, first-class postage prepaid, to the last known address of the person who is to receive such distribution, as shown on the Trustee's records, and such distribution shall to the extent of the amount thereof completely discharge the Trustee's liability for such payment.

19. Any purchase or redemption of shares of any class of a Fund for or from the Grantor's account will be effected at the public offering price or net asset value of such Fund (as described in the then effective prospectus for such Fund) next established after the Fund's transfer agent receives the contribution or other directions.

    Any purchase, exchange, transfer or redemption of shares of any class of a Fund for or from the Grantor's account will be subject to any sales charge, distribution fee or redemption charge, or other fee or charge applicable to shares of such class, as described in the then effective prospectus for such Fund. In addition, shares of any class of a Fund will be subject to any service fee, charge or other annual maintenance or servicing fees or charges applicable to shares of such class as described in the then effective prospectus for such Fund.

20. SSRIS may amend these Terms and Conditions from time to time, and shall give written notice of any material amendment to the Grantor within a reasonable time after the amendment is adopted or becomes effective, whichever is later. The Grantor hereby expressly delegates authority to SSRIS to amend these Terms and Conditions and consents to any such amendments.

21. These Terms and Conditions shall be construed, administered and enforced according to the laws of Massachusetts.

22. The term "Trustee" refers to the person serving as the Trustee of the Individual Retirement Account established hereby, and the term "Grantor" refers to the person for whose benefit such Account was established.

23. Articles I through VIII of these Terms and Conditions are in the form promulgated by the Internal Revenue Service. It is anticipated that if and when the Internal Revenue Service promulgates changes to Form 5305, SSRIS will adopt such charges as an amendment to these Terms and Conditions. Pending the adoption of any amendment necessary or desirable to conform these Terms and Conditions to the requirements of any amendment to the Internal Revenue Code or regulations or rulings thereunder, the Trustee (and SSRIS and the Agent) may operate the Grantor's account in accordance with such requirements to the extent deemed necessary preserve the tax benefits of the account.

24. The Grantor acknowledges that he or she has received and read the current prospectus for each Fund in which his or her account is invested and the State Street Research Individual Retirement Account Disclosure Statement.

(References are to the Internal Revenue Code)


                        [LOGO OF STATE STREET RESEARCH]


(C) 1993 State Street Research Investment Services, Inc., Boston, MA 02111 IR1-197D-493 (40M)

                                                 STATE STREET RESEARCH







                                                                 PLANNING

                                                                   FOR

                                                                 TOMORROW

                                                                 QUESTIONS
                                                                AND ANSWERS









         STATE STREET RESEARCH


   This brochure must be preceded or
   accompanied by the relevant Fund
   prospectus(es) including investment
   policies sales charges and expenses.
   Please read the prospectus(es)
      carefully before you invest.

(C) 1993 State Street Research Investment Services Inc. Boston MA 02111:
    IR1(196D-393 (40M)

               Planning for tomorrow - that's what an IRA is all about. It's a way of putting some of your money to work today, to build for your future.

     If you've chosen to invest your IRA in one or more of the available mutual funds managed by State Street Research or its affiliates, you're giving yourself an added benefit - time-tested money management expertise.

     Before opening your State Street Research IRA, read this booklet and accompanying materials carefully. If you have any questions, contact your investment representative.

CONTRIBUTIONS TO YOUR IRA

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WHAT IS AN INDIVIDUAL RETIREMENT ACCOUNT?

     An individual Retirement Account (IRA) is a savings program that lets you set aside money specifically for retirement. The investment earnings of your IRA (interest, dividends and capital gain distributions) are not taxed until you begin receiving them as distributions. That's an important tax benefit for you. Also, many taxpayers will be able to deduct some or all of their IRA contributions; that's a double tax benefit.

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WHO MAY OPEN AN IRA?

     Anyone under age 70 1/2 at the end of the calendar year who is currently receiving compensation or taxable alimony.

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HOW DO I SET UP AN IRA?

     Simply complete and sign an IRA application, and submit it through your investment representative. If you already have an IRA and wish to transfer it to State Street Research, use a State Street Research Direct Rollover of Assets form available from your investment representative. The kit accompanying this booklet contains a State Street Research IRA Application and Direct Rollover of Assets form.

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CAN AN IRA BE REVOKED?

     Yes. You may revoke your IRA within seven calendar days after you establish it. Your deposit will be returned to you without penalty, administrative charge or adjustment for market changes. To revoke your State Street Research IRA, mail or deliver a written notice to State Street Research Shareholder Services, P.O. Box 8408, Boston, MA. 02266. Your letter will be forwarded to the Transfer Agent for processing.

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HOW MUCH MAY I CONTRIBUTE EACH YEAR

     If you make contributions for yourself only, you may contribute up to the lesser of $2,000 or 100% of the compensation includable in your income. You must make your contribution for a particular year before April 15 (tax filing deadline) of the following year.

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CAN A NON-WORKING SPOUSE HAVE AN IRA?

     Yes. A wage earner with an IRA may set up an IRA for a non-working spouse who is under age 70 1/2, provided a joint tax return is filed. Total contributions to the two accounts may not exceed $2,250 or 100% of compensation, and no more than $2,000 may be contributed to either account.

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HOW MUCH OF MY CONTRIBUTION CAN I DEDUCT?

     The income tax deduction for IRA contributions is limited for certain taxpayers.

     If you are single and not an active participant in an employer-sponsored retirement or profit sharing plan, or if you are married and neither you nor your spouse is an active participant, you may deduct your IRA contribution in full on your federal income tax return.

     If you, or your spouse, is an active participant in an employer-sponsored plan, you may deduct your IRA contribution in full if your income is below $40,000 ($25,000 if you are single). Above these levels, the IRA deduction phases out. If your income is above $50,000 (married), $35,000 (single), or $10,000 (married filing separately), there is no deduction.

     The active participation rules are complicated, but your W-2 Form should indicate whether you are an active participant. Check with your employer or your tax adviser if you have a question.

     You can make a full IRA contribution even though all or part of it is not deductible. Remember to indicate the non-deductible contribution amount on your income tax return. Earnings on your IRA will still be tax-free until distributed to you.

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WHAT IF I CONTRIBUTE TOO MUCH?

     Excess contributions are subject to a penalty tax of 6% of the excess contribution. Remember, an excess contribution happens if you contribute more than the contribution maximum (generally $2,000 or $2,250 with an IRA for a non-working spouse) as opposed to your deductible maximum. For example, if you contributed $2,500 to your own IRA in a particular year, you would have a $500 excess contribution, and would have to pay a penalty tax of $30. These limits do not apply to an IRA rollover.

     To avoid the penalty, you must withdraw the excess amount, and any income it earned, before the deadline for filing your tax return. The net income from the excess contribution must be declared on your tax return. If you are under age 59 1/2, you must also pay a premature withdrawal penalty on the net income. If you do not withdraw the excess in time, you must pay the 6% penalty tax that year and in every subsequent year the excess remains in your IRA.

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WHAT IS A "ROLLOVER" IRA?

NEW RULES APPLY TO ROLLOVERS
AS OF JANUARY 1, 1993

     You may receive a payment from an existing employer retirement plan if you leave your current employer or, if you become the beneficiary of your deceased spouse's plan account or IRA. With a few exceptions, most of these benefit payments are eligible for "direct rollover" to an IRA or to another employer-sponsored plan that accepts rollovers. These payments may also be paid directly to you.

     UNDER FEDERAL LAW, EFFECTIVE JANUARY 1, 1993, IF YOU CHOOSE A DIRECT ROLLOVER OF YOUR PLAN PAYMENT TO AN IRA OR ANOTHER EMPLOYER PLAN:

     . Your payment will not be taxed in the current year and no income tax will be withheld.

     . Your payment will be taxed later when you take it out of the IRA or employer plan.

     IF YOU CHOOSE TO HAVE THE PLAN BENEFITS PAID DIRECTLY TO YOU, THE PLAN IS REQUIRED BY THE IRS TO WITHHOLD 20% OF THE PAYMENT IN THE YEAR YOU RECEIVE IT:

     . If you roll the entire payment over to an IRA or another employer plan within 60 days, you will avoid income taxes in the year of the payment. However you will have to come up with the 20% withholding amount from your savings or other assets in order to roll the entire payment over. The amount withheld may be refunded to you at tax time.

     . If you do not roll the payment over and you are under age 59 1/2, you will have to pay a 10% penalty tax for premature distribution (there are limited exceptions to this penalty) in addition to regular income taxes.

     There are no penalties for rolling over IRA assets from one IRA account to another--from a bank savings account to a mutual fund, for instance. You may make one IRA-to-IRA rollover per year.

     The requirements for rollovers are complex and strictly applied by the IRS. Additional taxes may apply. Check with your tax adviser before making a rollover to be certain you meet all the requirements.

--------------------------------------------------------------------------------
WILL I EVER HAVE TO PAY TAX ON THE MONEY I PUT INTO AN IRA?

     Yes. The payouts--called distributions--from your IRA are generally taxable as ordinary income in the year you receive them. But--and this is important to many people--at retirement your income may well be lower than it is now, putting you in a lower tax bracket. Accordingly, you will then pay less tax on your IRA contributions and earnings than if you had to include them as taxable earnings now.

     If you make non-deductible IRA contributions, you are not taxed when you receive them from your IRA. Any distribution will be treated as partly a payment of your non-deductible contributions (not taxed) and partly a payment of deductible contributions and investment earnings (taxed). Keep accurate records so you can calculate income tax on your IRA distributions.

     If you owe a penalty tax for your IRA, you must file IRA Form 5329 with your tax return (for an excess contribution, premature withdrawal or insufficient withdrawals). Otherwise, no separate tax return is necessary for your IRA. Additional IRA tax information is available from your local Internal Revenue Service District Office.

--------------------------------------------------------------------------------
IS THERE A MINIMUM CONTRIBUTION?

     No. Subject to any minimum initial or additional contribution rules of a mutual fund, you may contribute any amount up to the maximum, or nothing at all in any particular year.

--------------------------------------------------------------------------------
CAN MY EMPLOYER CONTRIBUTE TO MY IRA?

     Yes, through what is known as a Simplified Employee Pension Plan, or SEP-IRA.

--------------------------------------------------------------------------------
HOW DOES A SEP-IRA WORK?

     A SEP-IRA must cover any employee aged 21 or over who has worked for the employer during at least three of the last five calendar years and who has received at least $300 in compensation. (The exceptions are employees who are covered by union plans.)

     Your employer may contribute up to $30,000 or 15% of your compensation, whichever is less. This is in addition to your allowed contribution of up to $2,000 or 100% of compensation, whichever is less. As with all IRAs, you are immediately vested, which means that the SEP-IRA assets belong to you from the beginning.

     Your employer must use a written allocation formula which specifies employee eligibility requirements and explains how contribution amounts are computed. Your employer must inform you of these details in writing.

--------------------------------------------------------------------------------
HOW ARE SEP-IRAS TREATED FOR TAX PURPOSES?

     Your employer's contribution is not treated as taxable income to you until withdrawn by or distributed to you from you SEP-IRA.

--------------------------------------------------------------------------------
WHAT FORM MAY CONTRIBUTIONS TAKE?

     All contributions must be in cash.

------------------------------------------------------------------------------
HOW LONG CAN I MAKE IRA CONTRIBUTIONS!

     From now until the year in which you reach age 70 1/2. You cannot make any contributions for that year or any year after that.


DISTRIBUTIONS FORM YOUR IRA

------------------------------------------------------------------------------
WHEN WILL DISTRIBUTIONS FROM MY IRA BEGIN?

     You may start receiving distributions from your IRA in the year in which you reach the age of 59 1/2. If you make a withdrawal before that time (unless you become disabled), your withdrawal will be considered a premature distribution, subject in most cases to a 10% penalty tax in addition to regular income taxes. However, you MUST begin to receive distributions from your IRA by April 1 of the year following the year in which you reach age 70 1/2.

-------------------------------------------------------------------------------
HOW ARE DISTRIBUTIONS PAID FROM AN IRA?

     You may choose to receive distributions in a lump sum or in installments. Because a lump sum IRA payment does not receive the special averaging tax treatment provided for other retirement plans, you may save on income taxes if you receive your IRA distributions in installments.

     Installment payments after age 70 1/2 must be made each year so that you receive you entire IRA over your life expectancy or the joint life expectancy of you and your designated beneficiary. If you do not take your required minimum distribution each year, you will be assessed a penalty tax equal to 50% of the difference between the amount you received and the amount you should have received.

--------------------------------------------------------------------------------
WHAT HAPPENS TO MY IRA IF I DIE OR BECOME DISABLED?

     If you become disabled as defined in Section 72(m) of the Internal Revenue Code, you may begin to receive distributions from your IRA at that time.

     If you die after some of your IRA assets have been distributed to you, your designated beneficiary may continue to receive payments under the method you elected prior to your death. Distribution of your IRA assets to your beneficiary must be made at least as rapidly as they were made to you before your death.

     If you die before any distribution has begun the size and timing of payments depend on who the beneficiary is:

     . If your designated beneficiary is your spouse, he or she may defer any payment until April 1 following the year in which you would have reached age 70 1/2. Or, your spouse may roll your IRA assets over into his or her own IRA: the assets would then be subject to the same distribution rules as any IRA with withdrawals allowed after age 59 1/2 without penalty.

     . If your designated beneficiary is someone other than your spouse, payments must begin no later than one year after the date of your death, and must be large enough so that all of the IRA assets can be distributed during the beneficiary's life expectancy.

     If you have not designated a beneficiary, your IRA must be distributed to your estate within five years after your death.

--------------------------------------------------------------------------------
WILL IRA DISTRIBUTIONS AFFECT MY SOCIAL SECURITY BENEFITS?

     No. Your IRA Distributions will be in addition to Social Security and any retirement or pension benefits you may receive.

--------------------------------------------------------------------------------
MAY I USE MY IRA AS COLLATERAL FOR A LOAN?

     No. If you use your IRA or any portion of it as collateral for a loan, or if you borrow from your IRA, or engage in other prohibited transactions such as selling stock or other property to your IRA, the value of your account (or the portion used as collateral) will be taxed as if it were distributed to you.

     In addition, if you are under age 59 1/2, you will have to pay the penalty tax for premature withdrawals.


INVESTING YOUR IRA

--------------------------------------------------------------------------------
HOW MAY CONTRIBUTIONS BE INVESTED?

     Choices include individual securities, mutual funds, certain types of annuities, endowment policies and savings accounts. These investments vary in risk and potential rate of return. Life insurance policies are NOT allowed.

--------------------------------------------------------------------------------
WHAT IS A MUTUAL FUND?

     A mutual fund is a company that pools the money of many shareholders, investing it in a variety of securities chosen by full-time, professional money managers, for the purpose of meeting a stated financial objective.

     Currently, 25% of all IRA assets are invested in mutual funds. Because an IRA is generally a long-term investment, many financial advisers recommend mutual funds because of the flexibility and diversification they offer.

--------------------------------------------------------------------------------
WHY SHOULD I INVEST IN A STATE STREET RESEARCH IRA?

     To gain the benefit of time-tested expertise, investment flexibility and convenience. The funds' managers have extensive experience in the investment industry. Their clients include some or the most knowledgeable institutional investors in the nation. The mutual funds available for investment within the State Street Research IRA are designed to meet a variety of investment objectives, providing flexibility. You can invest your contributions in one fund or a combination of funds. And, with a simple phone call to your investment representative, you can transfer shares form one available mutual fund managed by State Street Research or its affiliates to another, with no fee. (Exchanges may be subject to applicable sales charges in certain cases. Exchange privilege may be changed or discontinued at any time.)

--------------------------------------------------------------------------------
WILL I RECEIVE DIVIDENDS FROM MY IRA?

     Dividends and other distributions from the mutual funds in you IRA are automatically reinvested in additional shares. These additional shares do not affect the amount you may contribute. Because the value of a fund's portfolio may fluctuate, the amount available for distribution to you cannot be projected or guaranteed.

--------------------------------------------------------------------------------
HOW MUCH MONEY DO I NEED TO INVEST?

     The minimum investment in most funds is $500, and the minimum additional investment is $50. Also, you must maintain a minimum investment balance as described in each fund's prospectus.

--------------------------------------------------------------------------------
ARE THERE ANY OTHER FEES OR CHARGES?

     There is a $10 annual maintenance fee for each individual IRA. (If you also have a spousal IRA, no additional fee is charged.) Investment advisory fees, distribution fees, or sales, transfer or redemption charges are described in the prospectus for each fund.

     Each fund issues different classes of shares. Each class has different combinations of sales charges, redemption fees, distribution fees and annual maintenance or account servicing fees. Depending upon the amount of your IRA contribution and the number of years you anticipate continuing your IRA investment in State Street Research funds, one or another class of shares may be better for you. Review the prospectuses of the fund(s) in which you are interested for complete information on these fees and charges.

--------------------------------------------------------------------------------
HOW CAN I DECIDE WHICH FUNDS TO INVEST IN?

     First determine your investment objective. For instance, how soon do you plan to retire? If you'll be needing your IRA assets within a few years, you may want to choose a very stable, low-risk portfolio, such as that of a money market or government securities fund, designed to meet short-term goals. On the other hand, if you are just starting your career, you can probably afford to withstand more price fluctuation. You may then want to choose a common stock fund for maximum potential capital appreciation. Such funds offer the possibility of greater growth in the value of your investment over the long term. And you may have time to wait out any periods when values may be declining.

     Second, discuss your objectives with your investment representative, who can recommend specific funds.

     Third, request and read carefully, the prospectus of each fund in which you are interested before you invest.

              A P P L I C A T I O N    A N D    A G R E E M E N T
--------------------------------------------------------------------------------

                             STATE STREET RESEARCH
                                      IRA

------------------------------------------------------------------------------------------------------------------------------------
HOW TO OPEN              1. TO OPEN A STATE STREET RESEARCH IRA.               3. You may choose VARIOUS INVESTMENT PRIVILEGES:
YOUR IRA                    please complete this side of the application.         just complete the applicable sections on the
                         2. YOUR INVESTMENT DEALER must complete the first        back of this form
                            section on the back of the application
------------------------------------------------------------------------------------------------------------------------------------

WHAT TYPE OF             [_] Individual IRA $__________________ [_] Regular Rollover $_________________ [_] SEP IRA $______________
IRA ARE YOU OPENING
AND WHAT IS THE          [_] Spousal IRA $_____________________ [_] Transfer of assets or direct rollover $________________________
AMOUNT OF YOUR
INVESTMENT?              [_] CHECK HERE IF YOU HAVE ANOTHER STATE STREET RESEARCH IRA
------------------------                                                          -------------------------------------------------
                                                                                   Fill out this column to open an
ACCOUNT INFORMATION      Fill out this column to open an individual IRA.           IRA for a non-working spouse.

Use just one             Name                                                      Name
application and fill     ---------------------------------------------------       ------------------------------------------------
in both columns          Street                                                    Street
if you and your          ---------------------------------------------------       ------------------------------------------------
non-working Spouse want  City               State         ZIP                      City               State         ZIP
to open IRAs. Only one   ---------------------------------------------------       ------------------------------------------------
$10 annual fee will be   Social Security #                                         Social Security #
charged!                 ---------------------------------------------------       ------------------------------------------------
                         Date of birth           Day phone(     )                  Date of birth           Day phone(     )
                         ---------------------------------------------------       ------------------------------------------------
------------------------
                         State Street               Share                          State Street               Share
WHICH FUND HAVE YOU      Research  Fund(s)          Class      Amount              Research  Fund(s)          Class      Amount
SELECTED FOR YOUR IRA?                            A   B   D                                                 A   B   D
                         _______________________ [_] [_] [_]  $ ____________       _______________________ [_] [_] [_]  $ _________
                         _______________________ [_] [_] [_]  $ ____________       _______________________ [_] [_] [_]  $ _________
See the IRA brochure     MetLife-State                                             MetLife-State
and relevant prospectus  Street Fund(s)                        Amount              Street Fund(s)                        Amount
for fund details.        _______________________              $ ____________       _______________________              $ _________
                         _______________________              $ ____________       _______________________              $ _________
                                                Trustee Fee   $ ____________                                            $ _________
                                                      Total   $ ____________                                    Total   $ _________
                         ---------------------------------------------------       ------------------------------------------------
                           THIS CONTRIBUTION IS FOR TAX YEAR 19_________.
                         The annual fee is $10 per IRA (no additional fee
                         charged for spousal IRA.) If the fee is not paid
                         directly by you in addition to the contribution(s)
                         for the taxable year, it will be deducted from your
                         account at year end.
------------------------ ---------------------------------------------------       ------------------------------------------------
WHO IS THE PRIMARY       Name                                                      Name
BENEFICIARY OF           ---------------------------------------------------       ------------------------------------------------
YOUR IRA?                Relationship                                              Relationship
Only one required per    ---------------------------------------------------       ------------------------------------------------
account. If you have     Address                                                   Address
more than two, attach    ---------------------------------------------------       ------------------------------------------------
separate signed sheet.   City               State         ZIP                      City               State         ZIP
If two or more are       ---------------------------------------------------       ------------------------------------------------
named, they will receive Social Security #                                         Social Security #
equal amounts unless     ---------------------------------------------------       ------------------------------------------------
you specify otherwise.   Date of birth                                             Date of birth
------------------------ ---------------------------------------------------       ------------------------------------------------
SECONDARY                Name                                                      Name
BENEFICIARY (IF THE      ---------------------------------------------------       ------------------------------------------------
PERSON(S) NAMED AS       Relationship                                              Relationship
PRIMARY BENEFICIARY      ---------------------------------------------------       ------------------------------------------------
FAILS TO SURVIVE YOU)    Address                                                   Address
                         ---------------------------------------------------       ------------------------------------------------
                         City               State         ZIP                      City               State         ZIP
                         ---------------------------------------------------       ------------------------------------------------
                         Social Security #                                         Social Security #
                         ---------------------------------------------------       ------------------------------------------------
                         Date of birth                                             Date of birth
                         ---------------------------------------------------       ------------------------------------------------
------------------------                                                          --------------------------------------------------
PLEASE SIGN HERE TO      I hereby establish a State Street Research IRA, appoint State Street Bank and Trust Company as Trustee,
ESTABLISH YOUR IRA.      direct that contributions to my IRA be invested as specified by this Application, and designate the individual(s) named above, or in any signed attachment as my beneficiary(ies). I have received a current
                         Prospectus of the Fund(s) indicated above and the Terms and Conditions of the State Street Research IRA
                         (which are incorporated herein by reference) and have read its Disclosure Statement. I certify under penalties of perjury that my Social Security number specified above is correct.

                         INDIVIDUAL                                               SPOUSE
                         ___________________________________________________      __________________________________________________
                         Signature                                      Date      Signature                                     Date
------------------------------------------------------------------------------------------------------------------------------------
                           PLEASE BE SURE YOUR INVESTMENT DEALER COMPLETES FIRST SECTION ON OTHER SIDE.

-----------------------------------------------------------------------------------------------------------------------------------
PLEASE HAVE YOUR                   Dealer firm                                          Branch office address
INVESTMENT DEALER                  Home office address_____________                     City_____________     State____  Zip _______
FILL OUT THIS SECTION              City________________ State ________  Zip_____        Telephone (___)_____________
                                   ___________________________________________          Branch office address no. _____ Rep no. ____
                                   Authorized dealer signature
                                                                                        Rep's last name
------------------------------------------------------------------------------------------------------------------------------------
STATE STREET BANK AND              You are hereby authorized and appointed on behalf of the above signed dealer to execute the
TRUST COMPANY,                     purchase transactions in accordance with the terms and conditions of this Application, and to
TRUSTEE:                           confirm each purchase. With respect to each purchase the amount of any commissions due will be remitted to the dealer of record except that no commissions will be paid to the dealer on any transactions for which the dealer's net sales commission is less than $1.00. The dealer represents that it may lawfully sell shares of the designated Fund(s) in the state designated as the Applicant's record address, and that it has a currently effective Selected Dealer Agreement or sales agreement with State Street Research Investment Services, Inc. ("SSRIS") the
                                   Distributor, with respect to the sale of shares of the designated Fund(s).

------------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING INVESTMENT PRIVILEGES ARE OPTIONAL. COMPLETE ONLY THOSE THAT APPLY TO YOUR ACCOUNT.
------------------------------------------------------------------------------------------------------------------------------------
RIGHT OF ACCUMULATION              I qualify for a reduced sales charge under Right of Accumulation (excluding any Fund which does
FOR ClASS A ONLY)                  not impose sales charge in connection with the purchase of shares). I have accounts in:
LOWER SALES CHARGES IF YOU
OR YOUR SPOUSE HAVE INVEST-        Fund name                                              Account number
MENTS IN OTHER ELIGIBLE            -------------------------------------------------------------------------------------------------
FUNDS. SEE PROSPECTUS              Fund name                                              Account number
FOR FURTHER DETAILS!               -------------------------------------------------------------------------------------------------
                                   Fund name                                              Account number
------------------------------------------------------------------------------------------------------------------------------------
LETTER OF INTENT                   I agree to the provisions of the Letter of Intent set forth in the Prospectus of the designated
FOR CLASS A ONLY)                  fund(s) which I have received. I intend to invest over a 13-month period beginning ___________
LOWER SALES CHARGES IF             __________ 19 ____, at least an aggregate of:
YOU OR YOUR SPOUSE PLAN
TO INVEST MORE! IF YOU OR                  [_]$100,000           [_]$250,000      [_]$500,000         [_]$1,000,000
YOUR SPOUSE ALREADY HAVE
A LETTER OF INTENT-                in any combination of the Eligible Funds (excluding any Fund which does not impose a sales charge
CHECK HERE [_]!                    in connection with the purchase of shares).
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE EXCHANGE                 [_] I authorize the transfer agent (the "Agent") for the applicable Fund as designated by SSRIS,
(SERVICE AVAILABLE ONLY FOR        to effect exchanges for my account according to telephone instructions from me or my dealer and
SHARES HEKD ON DEPOSIT WITH        to register the shares of the Fund to be acquired exactly the same as my existing account. I
AGENT.)                            agree that none of the Fund(s), any other Eligible Funds, the Agent or SSRIS will be liable for any loss, liability, cost, or expense for acting upon , and will not be responsible for the authenticity of any telephone instructions. I understand that all telephone calls will be recorded on tape. Authorizing an exchange constitutes an acknowledgement that the shareholder has received the current Prospectus of the Fund to be acquired .
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC INVESTING
                                   [_] Check here to receive the information
An easy way to invest in           you need to start the State Street Research
your IRA!                          Investamate program.

------------------------------------------------------------------------------------------------------------------------------------
IF YOU ARE ESTABLISHING A          Name of employer
                                   -------------------------------------------------------------------------------------------------
SIMPLIFIED EMPLOYEE                Address of employer
                                   -------------------------------------------------------------------------------------------------
PENSION PLAN, PLEASE               Telephone no. of employer

COMPLETE THIS SECTION.
------------------------------------------------------------------------------------------------------------------------------------
ACCEPTANCE BY THE                  This plan shall be deemed to have been accepted by the Trustee State Street Bank and Trust
TRUSTEE                            Company, after all necessary forms, properly completed, are received by State Street Research
                                   Shareholder Services, and delivered by Share-holders Services to the agent for the Trustee.
------------------------------------------------------------------------------------------------------------------------------------
                                   SEND COMPETED APPLICATION AND CHECK MADE PAYABLE TO
                                   "STATE STREET BANK AND TRUST COMPANY, TRUSTEE" TO:

                                   STATE STREET RESEARCH
                                   SHAREHOLDER SERVICES
                                   P.O. BOX 8408
                                   BOSTON, MA 02266-8314

           D I R E C T   R O L L O V E R   OF  A S S E T S   F O R M
           ---------------------------------------------------------
                             STATE STREET RESEARCH
-------------------------------------------------------------------------------
HOW TO TRANSFER     . Complete this Direct Rollover Form and a State
YOUR RETIREMENT       Street Research IRA application. EVEN IF YOU
PLAN ACCOUNT OR       ALREADY HAVE ANOTHER STATE STREET RESEARCH IRA,
403(b) TO A           it is advisable to set up a separate IRA to
STATE STREET          receive a direct rollover from a qualified plan
RESEARCH IRA:         or 403(b).
                    . WHEN COMPLETED, send both copies of this Direct
                      Rollover Form and the IRA application to:  STATE
                      STREET RESEARCH SHAREHOLDER SERVICES, P.O. BOX
                      8408, BOSTON, MA 02266-8408.
-------------------------------------------------------------------------------
YOUR NAME           Name            Social Security#[_][_][_] [_][_] [_][_][_]
AND ADDRESS         Address              Telephone(Home)
                    -----------------------------------------------------------
                    City                 Telephone(Business)
                    -----------------------------------------------------------
                    State/ZIP            Date of birth
-------------------------------------------------------------------------------
WHAT IS YOUR        TYPE OF CURRENT PLAN   [_] Regular IRA   [_] Spousal IRA
RETIREMENT PLAN     [_] Rollover IRA   [_] SEP-IRA   [_] 403(b)   [_] 401(K)
OR 403(b) NOW?      [_] Money Purchase   [_] Pension Plan   [_] Keogh (HR-10)

                    -----------------------------------------------------------
                    TYPE OF INVESTMENT   [_] Mutual fund (specify below)
                    [_] Savings account   [_] Other (specify below)
                    -----------------------------------------------------------
                    Account number                 Name of investment
                    -----------------------------------------------------------
                    Name of current Trustee/Custodian

                    Address of current Trustee/Custodian
-------------------------------------------------------------------------------
PLEASE TELL US      My investment choices are indicated below and on the IRA
WHICH FUND YOU      application.
HAVE SELECTED FOR
YOUR IRA            Fund name                   %     Fund name        %
INVESTMENT          -----------------------------------------------------------
                    Fund name                   %     Fund name         %
-------------------------------------------------------------------------------
USE THIS SECTION    Fund name                   IRA account#            %
TO TRANSFER AN      -----------------------------------------------------------
EXISTING IRA TO AN  Fund name                   IRA account#            %
EXISTING STATE
STREET RESEARCH IRA Fund name                   IRA account#            %
-------------------------------------------------------------------------------
PLEASE AUTHORIZE    Please redeem [_] ALL or [_] PART ($ _________) of my
YOUR CURRENT        present account and transfer the redemption proceeds
TRUSTEE/CUSTODIAN   to my State Street Research IRA account [_] immediately
TO TRANSFER YOUR    [_] at maturity.
QUALIFIED PLAN OR
403(b) ASSETS TO
STATE STREET        Your signature                          Date
RESEARCH            ------------------------------------------------------

                    Employer's signature (if needed)        Date
                    ------------------------------------------------------
                    SIGNATURE GUARANTEE: Your current Trustee or Custodian may require your signature to be guaranteed. Call them for requirements.

  Complete this     Signature guaranteed by:
  section and       Name of bank or dealer firm
  State Street      ------------------------------------------------------
  Research will
  transfer your     Signature of officer and title
  qualified plan
  assets for you.
-------------------------------------------------------------------------------
        PLEASE DO NOT FILL OUT THE LOWER PORTION OF THIS ROLLOVER FORM.
-------------------------------------------------------------------------------
FOR CURRENT         INSTRUCTIONS FOR DELIVERY TO STATE STREET RESEARCH
TRUSTEE/CUSTODIAN   IRA
USE:

                    Please liquidate and transfer on a fiduciary-to-fiduciary basis all or part of the designated account as instructed above and make check payable to: STATE STREET BANK AND TRUST COMPANY, TRUSTEE

PLEASE INCLUDE      MAIL TO: State Street Research Shareholder Services,
ACCOUNT NUMBER AND  P.O. Box 8408, Boston, MA 02266-8408
FBO ON THE CHECK.   Please remember to include a copy of this Direct
                    Rollover Form, along with the check, for proper credit to the accounts. State Street Research Shareholders Services will deliver the items to the agent for State Street Bank and Trust Company, who serves as Trustee .

-------------------------------------------------------------------------------
FOR SUCCESSOR       SUCCESSOR TRUSTEE'S ACCEPTANCE OF INDIVIDUAL RETIREMENT
TRUSTEE/CUSTODIAN   ACCOUNT ASSETS
USE:
                    State Street Bank and Trust Company will accept the
                    transfer described above once this form has been
                    completed and signed by you.
                    -------------------------------------------------------

                    -------------------------------------------------------
                    Authorized signature of acceptance           Date
                    by Agent for State Street Bank and
                    Trust Company, Trustee

-------------------------------------------------------------------------------

STATE STREET RESEARCH
-------------------------------------------------------------------------------
                  IRA SYSTEMATIC WITHDRAWAL PLAN APPLICATION
-------------------------------------------------------------------------------


                    ___________________________________________________________
PLEASE FILL OUT     Name           Fund name      Account number      Class
ALL INFORMATION                                                     designation

                    The transfer agent the ("Agent") is authorized to liquidate shares in and withdraw cash from my IRA account on or about the 8th calendar day beginning the month of ___________ to provide Systematic Withdrawal Plan (SWP) payment checks to the registered shareholder or to the following designated payee:

                    -----------------------------------------------------------
                    Name of bank         Bank account number
                    or payee             if applicable

                    -----------------------------------------------------------
                    Street address       City          State          ZIP

CHOOSE THE BEST     I would like to take my payments in accordance with the
PAYMENT SCHEDULE    following schedule:
FOR YOU             [_]  Monthly   [_]  Quarterly  [_]  Semiannually
                    [_]  Annually

                                                   -----------------------------
CHOOSE ONLY ONE:    My total payments should       *Please note
                    amount to (choose one)*        If you are a Class B Share-
                    [_] 1. 5 ______ to be          holder your Systematic With-
                           paid out as indicated   drawl payments will be
                           above                   subject to the contingent
                    [_] 2. ________ % of the       deferred sales charge unless
                           value of my account     the maximum amount redeemed
                    [_] 3. Minimum amount based    during a year does not exceed
                           on my life expectancy   certain limits or does meet
                    [_] 4. Minimum amount based    IRS eligibility regulations.
                           on joint life expect-   -----------------------------

                    ------------------------------------------------------------
                    My birthdate             Spouse's birthdate
                    The Agent [_] should [_] should not withhold taxes on my
                    SWP payments.
                    [_] I am of retirement age and eligible to receive
                        distribution on my IRA account.
                    [_] I am under 59 1/2 years of age and I am aware of the
                        implied tax penalties for early withdrawal.
-------------------------------------------------------------------------------
                   SUBSTITUTE FORM W-4P-WITHHOLDING ELECTION
-------------------------------------------------------------------------------
                    I acknowledge that, unless I elect to have no withholding
                    made from my IRA distributions, or if I have a foreign
                    address, the Agent on behalf of the Trustee will withhold a fixed 10% of the amounts to be paid to me and will
                    immediately remit the amount withheld to the IRS. I
                    understand that unless I have a foreign address I may, with respect to future distributions, revoke my withholding
                    election by submitting written instructions to the Agent of the Trustee.
CHOOSE ONLY ONE:    [_] 1. I elect NOT to have any amounts withheld from my IRA distributions.
                    [_] 2. I elect to have _________ % (minimum of 10%)
                           withheld from my IRA distributions.
                    I hereby elect that the assets held by the Trustees in the above individual Retirement Account(s) be paid according to the instructions above. This payment is to continue as long as there is any balance in my IRA(s) to fund such payment. Although these distributions are made in accordance with the law, they are revocable and another plan may be substituted that is also in accordance with the law.
                    Additional amounts may be distributed from time to time upon presentation to the Trustee Agent of written instructions in good order.

                    I hereby release the Agent and Trustee and indemnify them
                    from any and all claims arising from the Agent's or
                    Trustee's actions hereunder.
PLEASE SIGN         X
                    -----------------------------------------------------------
                    Signature                                    Date

                    IF THE PAYEE OR THE ADDRESS IS DIFFERENT FROM THE INFORMATION FOUND ON YOUR STATE STREET RESEARCH CONFIRMATION STATEMENTS, WE REQUIRE THAT YOUR SIGNATURE BE GUARANTEED BY A BANK, A MEMBER FIRM OF A NATIONAL STOCK EXCHANGE, OR OTHER ELIGIBLE GUARANTOR INSTITUTION.

                                             X
SIGNATURE(S)        ------------------------------------------------------------
GUARANTEED BY:       Name of bank or         Authorized signature
                    investment dealer

                    ------------------------------------------------------------
                    Street Address           City           State          ZIP

MAIL COMPLETED      STATE STREET RESEARCH
APPLICATION TO:     SHAREHOLDER SERVICES
                    P. O. BOX 8408
                    BOSTON, MA 02266-8408